EXHIBIT 99.3

SIXTH AMENDMENT TO LOAN AGREEMENT

          This Sixth Amendment to Loan Agreement, dated as of November 30, 2005, is entered into between CORUS BANKSHARES, INC., a Minnesota corporation (the “Borrower”) and LASALLE BANK NATIONAL ASSOCIATION (the “Bank”).

          A.          The parties have previously entered into a Loan Agreement dated as of June 26, 2001, as amended by that certain First Amendment to Loan Agreement dated as of June 30, 2003, as amended by that certain Second Amendment to Loan Agreement dated as of April 30, 2004, as amended by that certain Third Amendment to Loan Agreement dated as of October 1, 2004, as amended by that certain Fourth Amendment to Loan Agreement dated as of March 31, 2005 and as amended by that certain Fifth Amendment to Loan Agreement dated as of August 20, 2005 (collectively with all amendments and modifications, the “Agreement”).

          B.          The Borrower has requested an increase in the amount of the Revolving Loan from $80,000,000 to $100,000,000, and has also requested an extension of the Maturity Date, and the Bank has agreed to the request of the Borrower, all in accordance with the terms and provisions set forth herein.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1.        All capitalized terms used herein without definition shall have the meaning given such terms in the Agreement.

          2.        Paragraph 1 of the Loan Agreement is hereby amended by deleting the number “$80,000,000” and inserting in lieu thereof the number “$100,000,000”.

          3.        The Maturity Date, as defined in Section 3(a) of the Agreement, is hereby amended to November 30, 2008.

          4.        The Revolving Note referred to in Paragraph 3 in the form of Exhibit B is hereby amended to refer to the Revolving Note executed by Borrower in the principal amount of $100,000,000 and shall be replaced by the Revolving Note attached hereto as Exhibit B.

          5.        Borrower shall also be responsible to pay Bank’s legal fees and expenses incurred by the Bank in connection with this Amendment.

          6.        In order to induce the Bank to execute and deliver this Amendment, Borrower hereby represents to the Bank that as of the date hereof and as of the time that this Amendment becomes effective, as follows:

(a) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder;

(b) this Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their terms;

          (c)          each of the representations and warranties set forth in Section 5 of the Agreement is, and shall be and remain, true and correct (with the exception that the representations contained in Section 5(c) shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Bank);

          (d)          Borrower is, and shall be and remain, in full compliance with all of the terms and conditions of the Agreement and other loan documents, and except as disclosed to the Bank in writing, no event of default has occurred under the Agreement or any document in connection therewith; and

(e) after giving effect to this Amendment, no fact or circumstance exists which with the lapse of time, the giving of notice or both would constitute an event of default under the Agreement.

          7.        This Amendment shall be effective as of the date hereof but only when the Bank shall have received each of the following:

(a) An original of this Amendment which has been signed by the Borrower and the Bank;

(b) Resolutions authorizing Borrower to increase the Revolving Loan to $100,000,000; and

(c) Payment of all fees and expenses incurred by Lender in connection with the preparation of this Amendment.

          8.        Borrower expressly acknowledges and agrees that all collateral, security interests, liens, pledges, and mortgages heretofore, under this Amendment, or hereafter granted to Bank, including, without limitation, such collateral, security interests, liens, pledges and mortgages granted under the Agreement, and all other supplements to the Agreement, extend to and cover all of the obligations of Borrower to Bank, now existing or hereafter arising including, without limitation, those arising in connection with the Agreement, as amended by this Amendment, upon the terms set forth in such agreements, all of which security interests, liens, pledges, and mortgages are hereby ratified, reaffirmed, confirmed and approved.

          9.        The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Agreement.  Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Agreement and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

          10.        If there is an express conflict between the terms of this Amendment and the terms of the Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

          11.       This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.

          12.       This Amendment was executed an delivered in Chicago, Illinois and shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

(the next page is the signature page)

          IN WITNESS WHEREOF, this Amendment has been signed as of the date first above appearing.

CORUS BANKSHARES, INC.

By:

Its:

LASALLE BANK NATIONAL ASSOCIATION

By:

Its:

EXHIBIT B

REPLACEMENT REVOLVING NOTE

$100,000,000.00	Date: November 30, 2005

          On November 30, 2008, for value received, CORUS BANKSHARES, INC., a Minnesota corporation (the “Maker”), hereby promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION (the “Payee”) the principal sum of ONE HUNDRED MILLION and 00/100 DOLLARS ($100,000,000.00), or however much may be outstanding from time to time, together with interest computed on the actual number of days elapsed on the basis of a 360 day year, on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date of borrowing until payment at a rate equal to the Maker’s option of the Prime Rate or LIBOR, as those terms are defined in the Loan Agreement as identified below.  Interest shall be payable quarterly beginning December 31, 2005 and continuing on the last day of each March, June, September and December thereafter.  A final payment of outstanding principal and interest will be due and payable on November 30, 2008.

          Any amount of interest or principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest payable on demand at an interest rate per annum equal at all times to two percent (2%) above the interest rate on this Revolving Note.

          All payments hereunder shall be applied first to interest then due on the unpaid principal balance at the rate herein specified and then to principal.  All payments of principal and interest on this Revolving Note shall be payable in lawful money of the United States of America.

          Principal and interest shall be paid to the Payee at its office at 135 South LaSalle Street, Chicago, Illinois, or at such other place as the holder of this Note may designate in writing to the Maker.

          This Revolving Note evidences indebtedness incurred under a Loan Agreement dated as of June 26, 2001 (as amended from time to time, the “Loan Agreement”) between the Maker and the Payee, to which reference is hereby made.  This Revolving Note is entitled to all of the benefits provided in the Loan Agreement.  The terms of the Loan Agreement are incorporated herein by reference.  This Revolving Note may be declared due as provided in the Loan Agreement.

          In the event of default, any indebtedness due from the holder may be set off and applied against this Revolving Note, whether due or not.  The Maker also agrees to pay all costs of collection, including court costs and reasonable attorneys, fees incurred by the holder.

          This Replacement Revolving Note replaces that certain Revolving Note in the original principal amount of $80,000,000, dated March 31, 2005, and does not constitute payment thereof or a novation therefor.

CORUS BANKSHARES, INC.

By:

Its:

B-1